UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2008

Cognizant Technology Solutions Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre West 500 Frank W. Burr Blvd. Teaneck, New Jersey	07666
(Address of Principal Executive Offices)	(Zip Code)

(201) 801-0233

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

At a meeting on February 14, 2008, the Board of Directors approved the recommendations of the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Cognizant Technology Solutions Corporation (the “Company”) and took the following actions with regard to the compensation of the individuals who serve as the Company’s President and Chief Executive Officer, Vice Chairman, Chief Financial and Operating Officer, President and Managing Director, Global Delivery, and Chief Operating Officer, Global Client Services (the “Named Executive Officers”).

Base Salaries and 2007 Bonus Awards. The Compensation Committee considered the base salaries of the Named Executive Officers and determined, effective January 1, 2008, to increase the base salaries for Francisco D’Souza, Gordon Coburn, Ramakrishnan Chandrasekaran and Rajeev Mehta and lower the base salary for Lakshmi Narayanan. The Compensation Committee also determined the 2007 annual cash incentive bonuses to be awarded to each of the Named Executive Officers in accordance with the Company’s previously disclosed non-equity incentive bonus program. The table below sets forth the previous annual base salary levels, the new annual base salary levels and the 2007 annual bonus awards for the Company’s Named Executive Officers.

Name	Previous Annual Base Salary	New Annual Base Salary	2007 Bonus Award
Lakshmi Narayanan	$240,000	$100,000	—
Vice Chairman

Francisco D’Souza	$432,000	$518,400	$346,651
President and Chief Executive Officer

Gordon Coburn	$388,800	$466,560	$311,986
Chief Financial and Operating Officer and Treasurer

Ramakrishnan Chandrasekaran	$135,000	$162,000	$108,328
President and Managing Director, Global Delivery

Rajeev Mehta	$310,000	$372,000	$248,754
Chief Operating Officer, Global Client Services

Bonus Targets. In addition, on February 14, 2008, the Compensation Committee addressed the applicable target percentages for the 2008 annual cash incentive bonuses for each of the Named Executive Officers. Each of the target percentages for the Named Executive Officers remained the same. The annual incentive target levels for the Named Executive

Officers are based on a percentage of their salary. The Compensation Committee determines actual cash incentive bonuses after the end of the fiscal year based upon the Company’s performance. The table below sets forth the applicable percentages for the Company’s Named Executive Officers for 2008.

Name	Percentage of Salary Payable at Target Award Level
Lakshmi Narayanan	—
Francisco D’Souza	70%
Gordon Coburn	70%
Ramakrishnan Chandrasekaran	70%
Rajeev Mehta	70%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY
SOLUTIONS CORPORATION
By:	/s/ Steven Schwartz
Name:	Steven Schwartz
Title:	Senior Vice President, General Counsel
and Secretary

Date: February 15, 2008